SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant  |X|
     Filed by a party other than the registrant  | |

     Check the appropriate box:
     | | Preliminary proxy statement
     | | Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
     |X| Definitive proxy statement
     | | Definitive additional materials
     | | Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             PS BUSINESS PARKS, INC.
                             -----------------------
                (Name of Registrant as Specified in Its Charter)


                  ---------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     |X| No fee required.

     | | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

             -------------------------------

         (2) Aggregate number of securities to which transaction applies:

             -------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

             -------------------------------

         (4) Proposed maximum aggregate value of transaction:

             -------------------------------

         (5) Total fee paid:

             -------------------------------

     | | Fee paid previously with preliminary materials.

     | | Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

             -------------------------------

         (2) Form, schedule or registration statement no.:

             -------------------------------

         (3) Filing party:

             -------------------------------

         (4) Date filed:

             -------------------------------

                             PS BUSINESS PARKS, INC.

                    Notice Of Annual Meeting Of Shareholders


                                   May 6, 2003


                  The Annual Meeting of Shareholders of PS Business Parks, Inc., a California corporation, will be held at the Hilton Glendale, 100 West Glenoaks Boulevard, Glendale, California, on May 6, 2003, at 1:00 p.m., Los Angeles time, for the following purposes:

                  1. To consider and vote upon a proposal to elect seven directors of the Company;

                  2.    To  consider  and vote upon a proposal  to  approve  the
                        adoption  of  the   Company's   2003  Stock  Option  and
                        Incentive Plan;

                  3. To consider and vote upon a proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended December 31, 2002; and

                  4. To consider and act upon such other matters as may properly come before the meeting or any adjournment of the meeting.

                  Only shareholders of record of the Company's Common Stock at the close of business on March 14, 2003 will be entitled to receive notice of, and to vote at, the annual meeting or any adjournment or postponement of the meeting.

                  Please mark your vote on the enclosed proxy, then date, sign and promptly mail the proxy in the stamped return envelope included with these materials.

                  You are cordially invited to attend the meeting in person. If you do attend and you have already signed and returned the proxy, you may nevertheless change your vote at the meeting, in which case your proxy will be disregarded. Therefore, whether or not you presently intend to attend the meeting in person, you are urged to mark your vote on the proxy, date, sign and return it.


                                              By Order of the Board of Directors


                                              JACK E. CORRIGAN, Secretary


Glendale, California
April 8, 2003

                             PS BUSINESS PARKS, INC.

                               701 Western Avenue
                         Glendale, California 91201-2349

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                   May 6, 2003

                                     GENERAL

                  This proxy statement (first mailed to shareholders on or about April 11, 2003) is furnished in connection with the solicitation by the board of directors of PS Business Parks, Inc. (the "Company") of proxies for use at the Company's annual meeting of shareholders to be held at the Hilton Glendale, 100 West Glenoaks Boulevard, Glendale, California at 1:00 p.m., Los Angeles time, on May 6, 2003 or at any adjournment or postponement of the meeting. The purposes of the meeting are (1) to consider and vote upon a proposal to elect seven directors of the Company; (2) to consider and vote upon a proposal to approve the adoption of the Company's 2003 Stock Option and Incentive Plan; (3) to consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2003; and (4) to consider such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.

                  Shares of the Company's Common Stock represented by a proxy in the accompanying form, if the proxy is properly executed and is received by the Company before the voting, will be voted in the manner specified on the proxy. If no specification is made, the shares will be voted (1) FOR the election as directors of the nominees named hereinafter, (2) FOR adoption of the Company's 2003 Stock Option and Incentive Plan and (3) FOR ratification of Ernst & Young LLP as the Company's independent auditors. The persons designated as proxies reserve full discretion to cast votes for other persons if any of the nominees become unavailable to serve. A proxy is revocable by delivering a subsequently signed and dated proxy or other written notice to the secretary of the Company at any time before its exercise. A proxy may also be revoked if the person executing the proxy is present at the meeting and chooses to vote in person.


                                QUORUM AND VOTING

                  The presence at the meeting in person or by proxy of the holders of a majority of the outstanding shares of the Common Stock is necessary to constitute a quorum for the transaction of business. Abstentions and "broker non-votes" are counted for purposes of whether a quorum exists, but will not affect the outcome of any vote.

                  Only holders of record of Common Stock at the close of business on the record date of March 14, 2003 will be entitled to vote at the meeting, or at any adjournment or postponement of the meeting. On the record date, the Company had 21,372,219 shares of Common Stock issued and outstanding.

                  If you participate in the PS 401(k)/Profit Sharing Plan (the "401(k) Plan"), your proxy will also serve as a voting instruction for the trustee of the 401(k) Plan (the "Trustee") with respect to the amount of shares of Common Stock credited to your account as of the record date. If you provide voting instructions via your proxy with respect to shares in the 401(k) Plan, the Trustee will vote those shares of Common Stock in the manner specified. If you do not provide voting instructions via your proxy with respect to shares in the 401(k) Plan, the Trustee will vote those shares of Common Stock at its discretion.

                  With respect to the election of directors, each holder of Common Stock on the record date is entitled to cast as many votes as there are directors to be elected multiplied by the number of shares registered in the holder's name on the record date. The holder may cumulate its votes for directors by casting all of its votes for one candidate or by distributing its votes among as many candidates as it chooses. The seven candidates who receive the most votes will be elected directors of the Company. In voting upon proposals (2) and (3) and any other proposal that might properly come before the meeting, each holder of Common Stock is entitled to one vote for each share registered in its name. The number of votes required to approve proposals (2) and (3) is set forth in the description of those proposals in the proxy statement. A proxy will confer discretionary authority to cumulate votes selectively among the nominees as to which authority to vote has not been withheld.

                              ELECTION OF DIRECTORS

                  Seven directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting of Shareholders, to hold office until the next annual meeting and until their successors are elected and qualified. When the accompanying proxy is properly executed and returned to the Company before the voting, the persons named in the proxy and/or the Trustee will vote the shares represented by the proxy as indicated on the proxy. If any nominee below becomes unavailable for any reason or if any vacancy on the Company's Board of Directors occurs before the election, the shares represented by any proxy voting for that nominee will be voted for the person, if any, designated by the Board of Directors to replace the nominee or to fill the vacancy on the Board. However, the Board of Directors has no reason to believe that any nominee will be unavailable or that any vacancy on the Board of Directors will occur. The following persons are nominees for director:

               Name                       Age             Director Since
        ---------------------           -------           --------------
        Ronald L. Havner, Jr.             45                   1998
        Harvey Lenkin                     66                   1998
        Vern O. Curtis                    68                   1990
        Arthur M. Friedman                67                   1998
        James H. Kropp                    54                   1998
        Alan K. Pribble                   60                   1998
        Jack D. Steele                    79                   1990

                  Each of these nominees has been approved by a majority of the independent directors of the Company.

                  Ronald L. Havner, Jr. has been Chairman and Chief Executive Officer of the Company from March 1998 and President of the Company from March 1998 to September 2002. From December 1996 until March 1998, Mr. Havner was Chairman, President and Chief Executive Officer of American Office Park Properties ("AOPP"), a predecessor of the Company. In November 2002, he became Vice-Chairman and Chief Executive Officer of Public Storage, Inc. ("PSI"), an affiliate of the Company. He was Senior Vice President and Chief Financial Officer of PSI, and Vice President of the Company and certain other REITs affiliated with PSI, until December 1996. Mr. Havner became an officer of PSI in 1986, prior to which he was in the audit practice of Arthur Andersen & Company. He is a member of the National Association of Real Estate Investment Trusts, Inc. (NAREIT) and the Urban Land Institute (ULI) and a director of PSI, Business Machine Security, Inc. and The Mobile Storage Group.

                  Harvey Lenkin, became a director of the Company in March 1998 and was President of the Company from its inception in 1990 until March 1998. Mr. Lenkin has been employed by PSI and its predecessor for 25 years and has been President and a director of PSI since November 1991. He was a director of AOPP from December 1997 until March 1998. From 1989-90 until the respective dates of merger, Mr. Lenkin was President of 18 affiliated REITs that were merged into PSI between September 1994 and May 1998 (the "Merged Public Storage REITs"), and he was also a director of one of the Merged Public Storage REITs from 1989 until June 1996. Mr. Lenkin is a member of the Executive Committee of the Board of Governors of NAREIT.

                  Vern O. Curtis, Chairman of the Audit Committee, is a private investor. Mr. Curtis has been a director of the Company since its inception in 1990. Mr. Curtis is also a trustee of the Pimco Funds, and Pimco Variable Annuity Trust, a group of 68 mutual funds, a director of Pimco Commercial Mortgage Securities Trust, Inc., a closed-end mutual fund listed on the NYSE and Fresh Choice, Inc., a restaurant company. From 1989-90 until the respective dates of merger, he was a director of the Merged Public Storage REITs. Mr. Curtis was Dean of Business School of Chapman College from 1988 to 1990 and President and Chief Executive Officer of Denny's, Inc. from 1980 to 1987.

                  Arthur M. Friedman, a member of the Audit Committee, became a director of the Company in March 1998. Mr. Friedman, a certified public accountant, has been an independent business and tax consultant since September 1995. He was a partner of Arthur Andersen from 1968 until August 1995. During his 38-year career in public accounting, he specialized in tax consultation. He was a member of the Andersen Board of Partners from 1980-1988.

                  James H. Kropp, a member of the Compensation Committee, became a director of the Company in March 1998. Mr. Kropp has been Director of Investment Management and Banking of Christopher Weil & Company, Inc. ("CWC"), a securities broker-dealer and registered investment adviser, since April 1995. CWC has from time to time rendered, financial advisory and securities brokerage services for the Company, PSI and their affiliates. The Company has no intention to engage CWC in the future. Mr. Kropp was a director of AOPP from December 1996 until December 1997. From July 1994 to November 1994, he was Executive Vice President and Chief Financial Officer of Hospitality Investment Trust, a REIT. From 1989 to July 1994, he was Managing Director of MECA Associates USA, a real estate advisory and asset management company serving institutional property owners. He is a member of the American Institute of Certified Public Accountants and the National Association of Real Estate Investment Trusts and a director of US Restaurant Properties, Inc. and Madison Park Real Estate Investment Trust.

                  Alan K. Pribble, chairman of the Compensation Committee, became a director of the Company in March 1998. He has been an independent business consultant since June 1997. Mr. Pribble was employed by Wells Fargo Bank, N.A. for 30 years until June 1997. He was a Senior Vice President of Wells Fargo from 1984 until June 1997. In 1992, Mr. Pribble opened a commercial finance division for Wells Fargo and was involved in its operations until June 1997. From 1988 until 1992, he was a Senior Vice President and Regional Manager, and from 1984 until 1988, Mr. Pribble was a Senior Credit Officer, for Wells Fargo.

                  Jack D. Steele, a member of the Audit Committee, has been a director of the Company since its inception in 1990. Dr. Steele is also a director of M.C. Gill and a member of the Advisory Board of Clark/Bardes. Dr. Steele is a business consultant. From 1989-90 until the respective dates of merger, he was a director of the Merged Public Storage REITs. Dr. Steele was Chairman - Board Services of Korn/Ferry International from 1986 to 1988 and Dean of School of Business and Professor at the University of Southern California from 1975 to 1986.

Directors and Committee Meetings

                  During 2002, the Board of Directors held four meetings (and acted three times by unanimous written consent), the Audit Committee held three meetings (and acted twice by unanimous written consent) and the Compensation Committee held two meetings (and acted five times by unanimous written consent). During 2002, each of the directors attended at least 75% of the meetings held by the Board of Directors or, if a member of a committee of the Board of Directors, held by both the Board of Directors and all committees of the Board of Directors on which he served.

                  Vern O. Curtis (chairman), Arthur M. Friedman and Jack D. Steele comprise the Audit Committee. The primary functions of the Audit Committee include to select and meet with the Company's outside auditors, to approve all audit engagement fees and terms to conduct a pre-audit review of the audit engagement, to conduct a post-audit review of the results of the audit, to oversee the Company's accounting and financial reporting policies, to monitor the adequacy of internal financial controls of the Company, to review the independence of the outside auditors and to approve all audit services and non-audit services to be provided to the Company by its outside auditors. Until March 2003, executive officers received grants of options under the Company's stock option and incentive plan only with the approval of the Audit Committee. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Exhibit A. This charter was modified by the Board of Directors in November 2002 to take into account the Sarbanes-Oxley Act of 2002, the rules proposed and adopted by the Securities and Exchange Commission and the rules proposed by the American Stock Exchange.

                  The Company has a Compensation Committee currently comprised of Alan K. Pribble (chairman) and James H. Kropp. Harvey Lenkin resigned as a member of the Compensation committee in March 2003.

                  The primary functions of the Compensation Committee are to determine the salary and bonus compensation for the Company's executive officers and to administer the Company's stock option and incentive plan, including, after March 2003, grants of options to executive officers.

                  The Company does not have a nominating committee because, in accordance with the proposed rules of the American Stock Exchange, all nominations to the Board of Directors are approved by a majority of the independent directors of the Company.

                  The Board of Directors has determined that each of the current members of the Audit Committee and the Compensation Committee qualifies as independent under the proposed rules of the American Stock Exchange and that the chairman of the Audit Committee, Vern O. Curtis, qualifies as an audit committee financial expert within the meaning of the rules of the Securities and Exchange Commission.

                  The Board of Directors has determined that each of the Company's directors, other than Ronald L. Havner, Jr. and Harvey Lenkin, is "independent," as defined in the proposed rules of the American Stock Exchange. The Company's independent directors intend to meet without the presence of the non-independent directors and management. These meetings will be held at least annually and more often upon the request of any independent director or if required by the final rules of the American Stock Exchange.

                  In March 2003, the Board of Directors adopted a code of ethics for its senior financial officers. The code covers those persons serving as the Company's principal executive officer, principal financial officer and principal accounting officer, currently Ronald L. Havner, Jr. and Jack E. Corrigan.

Security Ownership of Certain Beneficial Owners

                  The following table sets forth information as of the dates indicated with respect to persons known to the Company to be the beneficial owners of more than 5% of the outstanding shares of the Company's Common Stock:

                                                   Shares of Common Stock
                                                     Beneficially Owned
                                               --------------------------------
                                                Number                 Percent
  Name and Address                             of Shares               of Class
  ----------------                             ---------               --------
                                                5,418,273                25.4%
  Public Storage, Inc. ("PSI"),
    PS Texas Holdings, Ltd.,
    PS GPT Properties, Inc.
  701 Western Avenue,
  Glendale, California  91201-2349 (1)

  Acquiport Two Corporation ("Acquiport")       3,010,265                14.1%
    c/o Heitman Capital Management Corporation
  180 North LaSalle Street
  Chicago, Illinois 60601,
  New York State Common Retirement Fund
  633 Third Avenue, 31st Floor
  New York, New York 10017-6754 (2)

  Heitman Real Estate Securities LLC            1,230,731                 5.8%
  180 North La Salle Street, Suite 3600
  Chicago, Illinois 60601 (3)
  ----------------

   (1) This information is as of March 14, 2003. The reporting persons listed above have filed a joint Schedule 13D, amended as of September 3, 1998. The 5,418,273 shares of Common Stock beneficially owned by the reporting persons include (i) 5,151,567 shares as to which PSI has sole voting and dispositive power and (ii) 266,706 shares held of record by PS Texas Holdings, Ltd., a Texas limited partnership, as to which (a) PS GPT

        Properties, Inc., the sole general partner of PS Texas Holdings, Ltd. and a wholly-owned subsidiary of PSI, and (b) PSI, share voting and dispositive power.

        The 5,418,273 shares of Common Stock in the above table does not include 7,305,355 units of limited partnership interest in PS Business Parks, L.P. ("Units") held by PSI and affiliated partnerships which (pursuant to the terms of the agreement of limited partnership of PS Business Parks, L.P.) are redeemable by the holder for cash or, at the Company's election, for shares of the Company's Common Stock on a one-for-one basis. Upon conversion of the Units to Common Stock, PSI and its affiliated partnerships would own 44.4% of the Common Stock (based upon the Common Stock outstanding at March 14, 2003, assuming such conversion).

   (2) This information is as of March 14, 2003. The reporting persons listed above have filed a joint Schedule 13D, amended as of June 10, 2002. The 3,010,265 shares of Common Stock beneficially owned by the reporting persons are held of record by Acquiport. New York State Common Retirement Fund, as the sole stockholder of Acquiport, shares voting and dispositive power with respect to the 3,010,265 shares.

   (3) This information is as of December 31, 2002 (except that the percent shown in the table is based on the Common Stock outstanding at March 14,
        2003) and is based on a Schedule 13G filed by Heitman Real Estate Securities LLC. Heitman Real Estate Securities LLC serves as sub-investment adviser to, and has been given dispositive power, as to these securities by, the PBHG REIT Fund and the Penn Series Funds, Inc., REIT Fund, registered investment companies, and 1,451 separate account clients.

Security Ownership of Management

                  The following table sets forth information as of February 28, 2003 concerning the beneficial ownership of Common Stock of each director of the Company, the Company's Chief Executive Officer, the Company's President, the other four most highly compensated persons who were executive officers of the Company on December 31, 2002 and all directors and executive officers as a group:

                                              Shares of Common Stock:
                                               Beneficially Owned (1)
                                            Shares Subject to Options (2)
                                       ---------------------------------------
Name                                   Number of Shares                Percent
----                                   ----------------                -------

Ronald L. Havner, Jr.                   121,598(1)(3)                     .6%
                                        175,035(2)                        .8%
                                        -------                           ---
                                        296,633                          1.4%

Harvey Lenkin                             1,552(1)(4)                      *
                                          1,999(2)                         *
                                        -------                           ---
                                          3,551                            *

Vern O. Curtis                            5,000(1)                         *
                                          6,999(2)                         *
                                        -------                           ---
                                         11,999                            *

Arthur M. Friedman                        3,500(1)(6)                      *
                                          6,999(2)                         *
                                        -------                           ---
                                         10,499                            *

James H. Kropp                            7,191(1)(5)                      *
                                          6,999(2)                         *
                                        -------                           ---
                                         14,190                            *

                                              Shares of Common Stock:
                                               Beneficially Owned (1)
                                            Shares Subject to Options (2)
                                       ---------------------------------------
Name                                   Number of Shares                Percent
----                                   ----------------                -------

Alan K. Pribble                               --                          --
                                          6,999(2)                         *
                                        -------                           ---
                                          6,999                            *

Jack D. Steele                            2,100(1)(7)                      *
                                          6,999(2)                         *
                                        -------                           ---
                                          9,099                            *

Joseph D. Russell, Jr.                    2,000                            *
                                             --                           --
                                        -------                           ---
                                          2,000                            *

Jack E. Corrigan                          6,310(1)                         *
                                         89,999(2)                        .4%
                                        -------                           ---
                                         96,309                           .5%

J. Michael Lynch                            283(1)                          *
                                         89,999(2)                        .4%
                                        -------                           ---
                                         90,282                           .4%

Stephen S. King                             661                            *
                                         39,999(2)                        .2%
                                        -------                           ---
                                         40,660                           .2%

Maria R. Hawthorne                        4,428                            *
                                         14,961(2)                        .1%
                                        -------                           ---
                                         19,389                           .1%

All Directors and Executive Officers    155,540(1)(3)(4)(5)(6)(7)
  as a Group                                                              .7%
  (16 persons)                          507,819(2)                       2.4%
                                        -------                           ---
                                        663,359                          3.1%
---------------

 *      Less than 0.1%

 (1) Represents shares of Common Stock beneficially owned as of February 28, 2003. Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares. Includes shares credited to the accounts of the executive officers of the Company that are held in the 401(k) Plan as of December 31, 2002. Does not include restricted stock units described in note (1) to the summary compensation table under "Compensation -- Compensation of Executive Officers."

 (2) Represents options exercisable within 60 days of February 28, 2003 to purchase shares of Common Stock.

 (3) Includes 500 shares held by a custodian of an IRA for Mr. Havner's spouse as to which she has investment power.

 (4) Includes 173 shares as to which Mr. Lenkin's spouse has investment power.

 (5) Includes 100 shares held by Mr. Kropp's son as to which he has investment power, and 600 shares held by CWC Good Company Portfolio, a general partnership of which Mr. Kropp is a general partner, as to which Mr. Kropp shares investment power.

 (6) Includes 3,000 shares held by Mr. Friedman and his spouse as trustees of the Friedman Family Trust as to which they share investment power.

 (7) Shares held by Mr. Steele and his spouse as trustees of Jack D. Steele Retirement Trust as to which they share investment power. The Company has outstanding a class of preferred stock, consisting of various series of non-voting preferred stock. As of February 28, 2002, Arthur
         M. Friedman owned 2,000 depositary shares representing interests in the preferred stock (as to which he shared investment power), Alan K. Pribble owned 6,000 depositary shares, Jack D. Steele owned 3,000 depositary shares (as to which he shared investment power), and the directors and executive officers as a group owned a total of 11,000 shares, representing less than 1% of the outstanding shares.


                                  COMPENSATION

Compensation of Executive Officers

                  The following table sets forth certain information concerning the annual and long-term compensation paid to Ronald L. Havner, Jr., the Company's Chief Executive Officer, Joseph D. Russell, Jr., the Company's President, and the other four most highly compensated persons who were executive officers of the Company on December 31, 2001 (the "Named Executive Officers") for 2002, 2001 and 2000.

                           Summary Compensation Table

                                                                                      Long-Term Compensation
                                                                                   ----------------------------
                                                 Annual Compensation                          Awards
                                       ----------------------------------------    ----------------------------
                                                                                     Restricted     Securities
Name and                                                           Other Annual      Stock Unit     Underlying       All Other
Principal Position           Year      Salary          Bonus       Compensation    Awards ($)(1)    Options (#)    Compensation
------------------           ----      ------          -----       ------------    -------------    -----------    ------------

Ronald L. Havner, Jr. (2)    2002     $285,000        $400,500               (3)            --             --         $6,000(4)
   Chairman of the Board
   Chief Executive Officer   2001       285,000        450,500               (3)            --         50,000          5,100(4)

                             2000       285,000        350,500               (3)            --        100,000          4,800(4)


Joseph D. Russell, Jr.       2002        62,500(5)      63,300(6)    $120,000(7)            --        100,000             --
   President


Jack E. Corrigan             2002       175,000         75,000             --         $164,300         75,000         16,400(4)
   Vice President and
   Chief Financial Officer   2001       175,000        100,000             --               --         25,000         10,300(4)

                             2000       145,000        125,500             --           96,000         25,000          6,800(4)


J. Michael Lynch             2002       175,000         75,000               (3)       164,300         75,000         18,800(4)
   Vice President-Director
   of Acquisitions and       2001       175,000        100,500               (3)        54,960         25,000         13,000(4)
   Development
                             2000       145,000        125,500               (3)        96,000         25,000          6,800(4)


Stephen S. King              2002       150,000         65,000               (3)           --              --         11,800(4)
   Vice President
                             2001       110,000         46,000               (3)       137,400         40,000          7,700(4)

                             2000       110,000         50,000               (3)           --          35,000          4,800(4)


Maria R. Hawthorne           2002       110,000         51,000               (3)        65,700             --          9,200(4)
   Vice President
                             2001        90,000         46,000               (3)        53,300         25,000          6,000(4)

                             2000        76,000         42,800               (3)        48,000          5,000          4,600(4)

----------------

 (1) Represents the value of grants of restricted stock units made under the 1997 Stock Option and Incentive Plan (with the value of one restricted stock unit deemed equivalent to the value of one share of Common Stock and based on the closing price of the Common Stock on the American Stock Exchange on the date of grant). The restricted stock units set forth in this table vest 30% on the third anniversary, 30% on the fourth anniversary and 40% on the fifth anniversary, of the date of grant. On each vesting date, the holder will receive shares of Common Stock representing the applicable percentage of the total number of restricted stock units granted. Holders of restricted stock units receive payments equal to the dividends that would have been paid on an equivalent number of shares of Common Stock. The grants of restricted stock units do not entitle the holders to any current voting rights. As of December 31, 2002, the total holdings of restricted stock units of the Named Executive Officers and the market value of such holdings (with the value of one unit deemed equivalent to the value of one share of Common Stock on the American Stock Exchange on December 31, 2002) were as follows: Mr. Corrigan - 9,000 restricted stock units ($286,200), Mr. Lynch -11,000 restricted stock units ($349,800), Mr. King - 5,000 restricted stock units ($159,000) and Ms. Hawthorne - 6,000 restricted stock units ($190,800).

 (2) Compensation to Mr. Havner in this table does not include compensation paid to Mr. Havner by PSI as Chief Executive Officer of PSI.

 (3) Value did not exceed 10% of the annual salary and bonus of the individual for the years indicated.

 (4) Consists of employer contributions to the 401(k) Plan in the case of Mr. Havner and employer contributions and dividend equivalent payments based on ownership of restricted stock units in the case of the other Named Executive Officers.

 (5)   For the period September 30, 2002 through December 31, 2002.

 (6) Represents the value of 2,000 shares of Common Stock based on the closing price of the Common Stock on January 10, 2003, the date of issue.

 (7)   Represents estimated reimbursement of relocation expenses.


                  The following table sets forth certain information relating to options to purchase shares of Common Stock granted to the Named Executive Officers during 2002.

                        Option Grants in Last Fiscal Year

                                Individual Grants
------------------------------------------------------------------------------------      Potential Realizable Value
                              Number of      Percent of                                     at Assumed Annual Rates
                             Securities    Total Options                                 of Share Price Appreciation
                             Underlying     Granted to      Exercise                             for Option Term
                              Options      Employees in      Price      Expiration      ------------------------------
Name                         Granted (#)   Fiscal Year       ($/Sh)        Date               5%             10%
-------------------------- ------------- ---------------- ------------ -------------    ------------------------------
Ronald L. Havner, Jr.           --              --            --              --                 --              --
Joseph D. Russell, Jr.         100,000          33.6%      $34.34         9/9/12           $2,159,624       5,472,912
Jack E. Corrigan                75,000          25.2%       32.85         2/19/12           1,549,439       3,926,583
J. Michael Lynch                75,000          25.2%       32.85         2/19/12           1,549,439       3,926,583
Stephen S. King                 --              --             --             --                 --             --
Maria R. Hawthorne              --              --             --             --                 --             --

                  The options granted in 2002 to Mr. Corrigan and to Mr. Lynch become exercisable in three equal installments beginning on the first anniversary of the date of grant and have a term of ten years and the options granted in 2002 to Mr. Russell become exercisable in five equal installments beginning on the first anniversary of the date of grant and have a term of ten years.

                  The following table sets forth certain information concerning exercised and unexercised options held by the Named Executive Officers at December 31, 2002.

                  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                                                        Number of
                                Shares                             Securities Underlying           Value of Unexercised
                               Acquired on        Value             Unexercised Options           In-the-Money Options at
            Name               Exercise(#)     Realized($)         at December 31, 2002            December 31, 2002(1)
----------------------------  ------------   --------------      -----------------------------  -----------------------------
                                                                 Exercisable    Unexercisable   Exercisable     Unexercisable
                                                                 ------------   --------------  ------------   --------------
Ronald L. Havner, Jr.                --             --             158,368         66,668       $1,584,496       $333,173
Joseph D. Russell, Jr.               --             --               --           100,000            --            --
Jack E. Corrigan                     --             --              64,999        100,001          468,995        132,130
J. Michael Lynch                     --             --              64,999        100,001          468,995        132,130
Stephen S. King                      --             --              36,665         53,335          236,354        222,096
Maria R. Hawthorne                   --             --              14,961         43,334           90,063         97,654

--------------

(1) Based on closing price of $31.80 per share of Common Stock on December 31, 2002, as reported by the American Stock Exchange. On April 4, 2003, the closing price per share of Common Stock as reported by the American Stock Exchange was $30.10.

Compensation of Directors

                  Each of the Company's directors, other than Ronald L. Havner, Jr., receives directors' fees of $10,000 per year plus $1,000 for each meeting attended and $500 for each telephone meeting. In addition, each member of the Audit Committee receives $1,000 for each meeting of the Audit Committee attended and $500 for each telephone meeting. Each member of the Compensation Committee receives $1,000 for each meeting of the Compensation Committee attended and $500 for each telephone meeting. The policy of the Company is to reimburse directors for reasonable expenses.

                  Directors who are not officers or employees of the Company ("Outside Directors") also receive automatic grants of options under the 1997 Stock Option and Incentive Plan (the "1997 Plan"), and Ronald L. Havner, Jr. is eligible to receive discretionary grants of options and/or restricted stock thereunder. Under the 1997 Plan, (1) each new Outside Director is, upon the date of his or her initial election to serve as an Outside Director, automatically granted a non-qualified option to purchase 5,000 shares of Common Stock (10,000 shares if the 2003 Stock Option and Incentive Plan is approved). In addition, after each annual meeting of shareholders, each Outside Director then duly elected and serving is automatically granted, as of the date of such annual meeting, a non-qualified option to purchase 1,000 shares of Common Stock (2,000 shares if the 2003 Stock Option and Incentive Plan is approved).

Employment Agreement

                  In September 2002, Joseph D. Russell, Jr. entered into an employment agreement with the Company that includes, among other terms, (1) an annual base salary of $250,000, (2) a discretionary bonus of up to 2,000 shares of Common Stock for 2002, (3) reimbursement of moving and relocation expenses of up to $100,000, adjusted for any adverse personal income tax consequences to Mr. Russell, (4) a discretionary target bonus of $250,000 for 2003 and (5) an award of 100,000 stock options that vest in five equal installments beginning on the first anniversary of his employment. In the event of a sale or other extraordinary transaction resulting in a termination payment to other comparable senior officers, Mr. Russell will receive a comparable payment, exclusive of payments made in respect of stock options or restricted stock. Mr. Russell's employment may be terminated by either party at any time with or without cause, provided that, if the Company terminates his employment before December 31, 2003 other than for cause (as defined in the agreement), he will be entitled to one year's salary up to a maximum of $250,000 and his pro rata share of his bonus target up to a maximum of $187,500.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  After March 2003, the Compensation Committee is comprised of James H. Kropp and Alan K. Pribble, neither of whom is or has ever been an employee of the Company. No executive officer of the Company serves on the compensation committee or board of directors of any other entity which has an executive officer who also serves on the Compensation Committee or Board of Directors of the Company.

                   Ronald L. Havner, Jr., who is an executive officer of the Company, is a member of the Board of Directors.

Certain Relationships and Related Transactions

                  Loan from PSI. In December 2001, the Operating Partnership borrowed a total of $35 million from PSI. The loan was repaid in January 2002. The loan bore interest at 3.25% per year and was approved by the Company's disinterested directors.

                  Assignment from PSI. At the Company's request, in June 2002, PSI assigned to the Company PSI's right to acquire from an unaffiliated third party a parcel of undeveloped land. The land is located adjacent to the Company's business park known as Metro Park North in Rockville, Maryland. In consideration for the assignment, the Company reimbursed PSI for all of its costs incurred in connection with the acquisition and development of the land (approximately $376,000, including $87,000 of land deposits paid by PSI to the unaffiliated seller of the land). The land deposits were applied to the $800,000 purchase price for the land.

                  Management Agreement with Affiliates. The Operating Partnership operates industrial, retail and office facilities for PSI and partnerships and joint ventures of which PSI is a general partner or joint venturer ("Affiliated Entities") pursuant to a management agreement under which PSI and the Affiliated Entities pay to the Operating Partnership a fee of 5% of the gross revenues of the facilities operated for PSI and the Affiliated Entities. During 2002, PSI and the Affiliated Entities paid fees of $561,000 to the Operating Partnership pursuant to that management agreement. As to facilities directly owned by PSI, the management agreement has a seven-year term with the term being automatically extended for one year on each anniversary date (thereby maintaining a seven-year term) unless either party (PSI or the Operating Partnership) notifies the other that the management agreement is not being extended, in which case it expires, as to such facilities, on the first anniversary of its then scheduled expiration date. As to facilities owned by the Affiliated Entities, the management agreement may be terminated as to such facilities upon 60 days' notice by PSI (on behalf of the Affiliated Entity) and upon seven years' notice by the Operating Partnership.

                  Transactions with Christopher Weil & Company. During 2002, Christopher Weil & Company, Inc. ("CWC") rendered securities brokerage services for the Company involving aggregate payments of approximately $1,000. The Company has no intention to retain CWC in the future. James H. Kropp, a director of the Company, is Director of Investment Management and Banking of CWC.

                        REPORT OF THE BOARD OF DIRECTORS,
               THE COMPENSATION COMMITTEE AND THE AUDIT COMMITTEE
                            ON EXECUTIVE COMPENSATION

                  The Company pays its executive officers compensation deemed appropriate in view of the nature of the Company's business, the performance of individual executive officers, and the Company's objective of providing incentives to its executive officers to achieve a level of individual and Company performance that will maximize the value of shareholders' investment in the Company. To those ends, the Company's compensation program consists of payment of a base salary and, potentially, bonus compensation, and making incentive awards of options to purchase Common Stock and restricted stock units. Grants of options and restricted stock units to executive officers are made under the 1997 Stock Option and Incentive Plan (the "1997 Plan").

                  Cash Compensation. Base salary levels are based generally on market compensation rates and each individual's role in the Company. The Company determines market compensation rates by reviewing public disclosures of compensation paid to executive officers by other REITs of comparable size and market capitalization. Some of the REITs whose executive compensation the Company considered in establishing the compensation it pays to executive officers are included in the NAREIT Equity Index referred to below under the caption "Stock Price Performance Graph." Generally, the Company seeks to compensate its executives at levels consistent with the middle of the range of amounts paid by REITs deemed comparable by the Company. Individual salaries may vary based on the experience and contribution to overall corporate performance by a particular executive officer. The base salary of Mr. Havner, the Chief Executive Officer, for 2002 was determined to be appropriate based on a review of total compensation paid to the chief executive officers of other REITs deemed comparable by the Company and a review of the growth in the Company's net asset value (NAV) per share and funds from operations (FFO) per share compared to the growth in NAV per share and FFO per share of the REITs deemed comparable by the Company.

                  The Company uses annual cash bonuses as an important method of rewarding executive officers commensurate with the Company's performance, departmental performance and individual performance. Early in 2002, the Company established a target bonus amount for each executive officer (other than the Chief Executive Officer). Payment of the target bonus amounts was based primarily on each executive officer's achievement of individualized quantitative financial and operational goals related to the activities he managed. The bonus paid to the Chief Executive Officer was the same in 1998, 1999 and 2000 and was increased in 2001 and 2002. Mr. Havner's bonus for 2002 was determined to be appropriate based on a review of total compensation paid to the chief executive officers of other REITs deemed comparable by the Company, a review of the growth in the Company's NAV per share and FFO per share compared to the growth in NAV per share and FFO per share of the REITs deemed comparable by the Company, the services being rendered by him for the Company and the compensation paid to him by PSI. In November 2002 Mr. Havner became the chief executive officer of PSI. Mr. Havner also remains Chief Executive Officer of the Company. A portion of Mr. Havner's 2002 bonus was paid by PSI. The allocation of Mr. Havner's 2002 bonus between the Company and PSI was approved by the Compensation Committee. Mr. Havner's compensation for 2003 will be allocated between the Company and PSI so that the aggregate amount paid by the Company to Mr. Havner and to Mr. Russell, President of the Company, approximates the amount previously paid to Mr. Havner alone.

                  Equity-Based Compensation. The Company believes that its executive officers should have an incentive to improve the Company's performance by having an ongoing stake in the success of the Company's business. The Company seeks to create this incentive by granting to appropriate executive officers stock options that have an exercise price of not less than 100% of the fair market value of the underlying stock on the date of grant, so that the executive officer may not profit from the option unless the price of the Common Stock increases. Options granted by the Company also are designed to help the Company retain executive officers in that options are not exercisable at the time of grant, and achieve their maximum value only if the executive remains in the Company's employ for a period of years. Options were granted to the named executive officers during 2002 as reflected above in the table captioned "Option Grants in Last Fiscal Year." The number of options granted to individual executive officers is based on a number of factors, including seniority, individual performance, and the number of options previously granted to such executive officer. No options were granted to the Chief Executive Officer during 2002.

                  Beginning in 2000, the Company determined to make awards of restricted stock units to its executive officers as another form of long-term incentive compensation. Restricted stock units entitle the holder to receive shares of Common Stock at a specified vesting date. Restricted stock units increase in value as the value of the Common Stock increases, and vest over time provided that the executive officer remains in the employ of the Company. Accordingly, awards of restricted stock units serve the Company's objectives of retaining its executive officers and motivating them to advance the interests of the Company and its shareholders. The number of restricted stock units granted to individual executive officers during 2002 was based on a number of factors, including seniority and individual performance. The Company has not granted any restricted stock units to the Chief Executive Officer.

BOARD OF DIRECTORS       COMPENSATION COMMITTEE        AUDIT COMMITTEE
Ronald L. Havner, Jr.    Alan K. Pribble (Chairman)    Vern O. Curtis (Chairman)
Harvey Lenkin            James H. Kropp                Arthur M. Friedman
Vern O. Curtis                                         Jack D. Steele
Arthur M. Friedman
James H. Kropp
Alan K. Pribble
Jack D. Steele

                          STOCK PRICE PERFORMANCE GRAPH

               The graph set forth below compares the yearly change in the cumulative total shareholder return on the Common Stock (formerly Common Stock Series A) of the Company (formerly Public Storage Properties XI, Inc.) for the five-year period ended December 31, 2002 to the cumulative total return of the American Stock Exchange Composite Index Market Cap-Weight ("AMEX Index") and the National Association of Real Estate Investment Trusts Equity Index ("NAREIT Equity Index") for the same period (total shareholder return equals price appreciation plus dividends). The stock price performance graph assumes that the value of the investment in the Company's Common Stock and each index was $100 on December 31, 1997 and that all dividends were reinvested. The stock price performance shown in the graph is not necessarily indicative of future price performance.

                      Comparison of Cumulative Total Return
           PS Business Parks, Inc., AMEX Index and NAREIT Equity Index
                      December 31, 1997 - December 31, 2002


                        [PERFORMANCE GRAPH APPEARS HERE]

     MEASUREMENT PERIOD              PS BUSINESS                       NAREIT
    (FISCAL YEAR COVERED)            PARKS, INC.       AMEX            EQUITY
------------------------               -------        -------          -------
Measurement Pt. 12/31/97               $100.00        $100.00          $100.00
FYE 12/31/98                            113.17         100.64            82.50
FYE 12/31/99                            112.47         128.10            78.69
FYE 12/31/00                            143.21         131.13            99.43
FYE 12/31/01                            169.82         123.81           113.29
FYE 12/31/02                            177.41         120.42           117.61

                             AUDIT COMMITTEE REPORT

                  The Board of Directors believes that each of the directors comprising the Audit Committee of the Board of Directors of the Company qualifies as independent under the rules of the American Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors in May 2000 and amended and restated in November 2002 (Exhibit A). The members of the Audit Committee are Vern O. Curtis (Chairman), Arthur M. Friedman and Jack D. Steele. Under authority granted by the Board of Directors, the Audit Committee appoints the Company's independent auditors and approves the audit and non-audit services furnished by the Company's independent auditors.

                  Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

                  In this context, the Audit Committee has met with management and the independent auditors and has reviewed and discussed with them the audited consolidated financial statements. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

                  The Company's independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence. In addition, the Audit Committee has considered whether the independent auditors' provision of non-audit services to the Company is compatible with the auditors' independence.

                  Based on the foregoing and the Audit Committee's discussions with management and the independent auditors, the representation of management and the report of the independent auditors, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

                                AUDIT COMMITTEE
                                Vern O. Curtis (Chairman)
                                Arthur M. Friedman
                                Jack D. Steele

                                 PROPOSAL NO. 2

          APPROVAL OF ADOPTION OF 2003 STOCK OPTION AND INCENTIVE PLAN

                  On February 27, 2003, the Board of Directors adopted the 2003 Stock Option and Incentive Plan (the "2003 Plan") for the benefit of employees of the Company and the Operating Partnership and their subsidiaries (including any employee who is an officer or director of the Company or any of its subsidiaries), key Service Providers (as defined below) and Outside Directors, subject to approval of the Company's shareholders. There are approximately 130 employees and Service Providers of the Company and its subsidiaries, and six Outside Directors, who are eligible to participate in the 2003 Plan. The persons who will receive grants of awards under the 2003 Plan and the timing, nature and amount of awards to grantees will be determined from time to time by one or more authorized committees of the Board of Directors based on a number of factors, including position, responsibilities, and contribution to the Company's performance and objectives. Grants of options to the Outside Directors will be automatic in accordance with a formula contained in the 2003 Plan.

                  The principal provisions of the 2003 Plan are summarized below. The summary does not purport to be complete and is qualified in its entirety by the terms of the 2003 Plan, the entire text of which is attached hereto as Exhibit B and incorporated herein by reference.

REASONS FOR THE 2003 PLAN

                  The purpose of the 2003 Plan is to promote the best interests of the Company and its shareholders by providing eligible participants with an opportunity to acquire or increase a direct proprietary interest in the Company's operations and success. The Board of Directors believes that the 2003 Plan will advance the interests of the Company by enhancing the Company's ability to attract and retain highly qualified officers, key employees, Service Providers and Outside Directors and by providing such persons with stronger incentives to expend maximum effort to improve the business results and earnings of the Company. The Board of Directors believes that adoption of the 2003 Plan is appropriate to assure that a meaningful number of stock-based awards will continue to be available for grant to eligible participants. At December 31, 2002, options to purchase an aggregate of 1,057,090 shares of Common Stock were outstanding under the Company's prior stock option and incentive plan, and an aggregate of 217,725 shares were available for future grants under that plan.

                  The 2003 Plan provides for the grant of incentive stock options ("ISOs"), intended to qualify as such under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options which do not so qualify. The 2003 Plan also provides for the grant of restricted stock and restricted stock units to eligible persons. There is no specified termination date for the 2003 Plan, which may be terminated by the Board of Directors at any time. However, no ISOs may be granted under the 2003 Plan after February 27, 2013.

                  To date, no stock options, restricted stock or restricted stock units have been granted under the 2003 Plan. Based on the closing sale price of the Common Stock on March 14, 2003 of $29.95 per share, the aggregate market value of the 1,500,000 shares to be reserved under the 2003 Plan is approximately $44,900,000.

DESCRIPTION OF THE 2003 PLAN

Administration

                  The 2003 Plan may be administered by one or more committees of the Board of Directors as designated by the Board of Directors. The Compensation Committee (currently consisting of James H. Kropp and Alan K. Pribble) of the Board of Directors currently has authority to administer the 2003 Plan. At least one committee with authority to administer the 2003 Plan must consist of no fewer than two members of the Board of Directors, none of whom may be an officer or other salaried employee of the Company, and each of whom must qualify in all respects as a "non-employee director" as defined in Rule 16b-3 under the 1934 Act and as an "outside director" within the meaning of Section 162(m) of the Code (the Compensation Committee currently meets these requirements). Subject to the limitations set forth in the 2003 Plan, each administering committee has the authority to determine, among other things: (i) to which eligible persons options, restricted stock and restricted stock units will be granted, (ii) the type or types of grants to be made, (iii) the number of shares subject to each grant, and (iv) the terms and conditions of the options, restricted stock and restricted stock units. For grants to Outside Directors, the 2003 Plan is intended to be a "formula plan," and, accordingly, the administering committee will have no discretion in establishing the material terms of such grants. Subject to the express provisions of the 2003 Plan, each administering committee will have full authority to administer and interpret the 2003 Plan with respect to grants made by that committee.

Eligibility

                  Discretionary Grants. Grants may be made under the 2003 Plan to (i) employees (including officers and directors) of the Company, the Operating Partnership and of any "subsidiary" or "parent" of the Company (within the meaning of Section 424(f) of the Code), as designated from time to time by the administering committee, and (ii) any consultant or adviser to the Company, any manager of the Company's properties or affairs, any other similar service provider or affiliate of the Company, any corporation or other entity in which the Company owns at least a 90% economic interest, and any employee of any of the foregoing ("Service Providers"). Subject to restrictions set forth in the 2003 Plan, an eligible person may receive successive grants of options, restricted stock and/or restricted stock units.

                  Formula Plan for Outside Directors. Subject to shareholder approval of the 2003 Plan, each new Outside Director will, upon the date of his or her initial election by the Board of Directors or the shareholders of the Company to serve as an Outside Director, automatically be granted nonstatutory options to purchase 10,000 shares of Common Stock (compared to 5,000 shares under the prior plan). In addition, if the 2003 Plan is approved by shareholders, after each annual meeting (including the 2003 Annual Meeting), each Outside Director then duly elected and serving will automatically be granted, as of the date of such annual meeting, nonstatutory stock options to purchase 2,000 shares (compared to 1,000 shares under the prior plan). The administering committee has no discretion to alter the foregoing provisions of the 2003 Plan governing options granted to Outside Directors. Six Outside Directors are currently eligible to receive option grants under the Plan.

Shares Subject to the Plan

                  Under the terms of the 2003 Plan, 1,500,000 authorized but unissued shares of Common Stock, or approximately 7% of the outstanding shares of Common Stock at March 14, 2003, will be reserved for issuance. In the event any change is made to the Common Stock subject to the 2003 Plan (whether by reason of recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other increase, decrease or change in such shares), the Board of Directors will adjust proportionately and accordingly the number and kinds of shares that may be purchased. Any such adjustment in an outstanding option, however, will be made without a change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the per share option price. No adjustment to any outstanding grant will be required in the event of a spin-off by the Company of the shares of a subsidiary, a stock dividend for which the Company will claim a dividends paid deduction under Section 561 of the Code (or any successor provision), or a pro rata distribution to all shareholders of other assets of the Company.

Options

                  General. All options granted under the 2003 Plan are intended to be treated as nonstatutory stock options, unless the administering committee specifically designates a stock option as an ISO within the limitations of the 2003 Plan. The option exercise price of options granted under the 2001 Plan will be determined by the administering committee in accordance with the 2003 Plan. For both ISOs and nonstatutory options, the exercise price per share (the "Option Price") will be equal to 100% of the fair market value (determined in accordance with the 2003 Plan) of a share of Common Stock upon the date of grant (but not less than the par value per share). No person may receive an ISO if, at the time of grant, such person owns directly or indirectly more than 10% of the total combined voting power of the Company, unless the option price is at least 110% of the fair market value of the Common Stock and the exercise period of such ISO is limited to five years. There is also a $100,000 limit on the value of stock (determined at the time of grant) with respect to which ISOs granted to an optionee may first become exercisable in any calendar year. The maximum number of shares subject to options that can be granted under the 2003 Plan to any executive officer, other employee or Service Provider of the Company or any subsidiary is 800,000 shares during the first ten years of the 2003 Plan and

250,000 shares per year thereafter. Shares underlying any option that expires unexercised will again be available for grant under the 2003 Plan.

                  Vesting. Unless otherwise provided in the applicable option agreement, each option granted under the 2003 Plan will vest in five equal annual installments beginning on the first anniversary of the date of grant, subject to acceleration of vesting under certain circumstances or (except in the case of options granted to Outside Directors) in the discretion of the administering committee. Each option granted to an Outside Director under the 2003 Plan will vest in five equal annual installments beginning on the first anniversary of the date of grant. Subject to certain limitations, options will remain exercisable for ten years from the date of grant. Options will expire prior to their scheduled termination upon the 30th day after termination of the optionee's employment with the Company or a Service Provider, or termination of the optionee's service relationship with the Company (other than, for individuals, by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code)). Special rules will govern the vesting and expiration of options following the death or "permanent and total disability" of an optionee. The administering committee may extend the period during which an option (other than an option granted to an Outside Director) may be exercised (but not later than the date the option would otherwise expire).

                  Transferability. Options granted under the 2003 Plan are exercisable only by the optionee or his or her permitted transferees during the optionee's lifetime. Options are transferable by the optionee only as provided in the agreement evidencing the grant or as may be provided by will or the laws of descent and distribution.

                  Payment of Option Price. Payment for shares purchased under the 2003 Plan may be made in cash or cash equivalents, by exchanging shares of Common Stock valued at their fair market value on the date of exercise, or by a combination of the foregoing. An optionee also may pay the exercise price by directing that certificates for the shares purchased upon exercise be delivered to a licensed broker acceptable to the Company as agent for the optionee, and that the broker tender to the Company cash or cash equivalents equal to the option exercise price plus the amount of any taxes that the Company may be required to withhold in connection with the exercise of the option.

Restricted Stock and Restricted Stock Units

                  The administering committee may grant to eligible persons (but not to Outside Directors) shares of Common Stock (or units representing shares of Common Stock) subject to vesting based on the passage of time, the achievement by the grantee or the Company of specified performance objectives, or other conditions deemed appropriate by the administering committee. The administering committee will establish the conditions to vesting, and the period of time during which the conditions will apply (the "Restricted Period"), at the time of grant.

                  Any applicable performance objectives will be established in writing by the administering committee prior to March 31 of the year in which the grant is made and while the outcome is substantially uncertain. Performance objectives will be based on stock price, market share, sales, earnings per share, return on equity or costs, and may include positive results, maintaining the status quo or limiting economic losses. During the Restricted Period, restricted stock or restricted stock units may not be transferred by the employee. In its discretion, the administering committee may shorten or terminate the Restricted Period or waive any other restrictions applicable to the award.

                  If the termination of a grantee's employment with the Company or a Service Provider, or the termination of a grantee's service relationship with the Company, occurs during the Restricted Period, the award will be forfeited unless the administering committee, in its discretion, determines otherwise. Special rules will apply to the vesting of an award upon the death or "permanent and total disability" of a grantee. Any shares of restricted stock that are forfeited will again be available for award under the 2001 Plan. The maximum number of shares of restricted stock, or shares represented by restricted stock units, that can be granted under the 2001 Plan to any eligible person is 250,000 shares per year.

                  The administering committee may, in the agreement evidencing a grant of restricted stock, provide that the grantee will be entitled to vote and to receive dividends on the shares of Common Stock subject to the award. The administering committee may, in the agreement evidencing a grant of restricted stock units, provide that the grantee will be entitled to receive payments equal to the dividends paid on an equivalent number of shares of Common Stock. Upon vesting of an award of restricted stock or restricted stock units, including the satisfaction, lapse or waiver of all applicable restrictions and conditions, the grantee will be entitled to receive a stock certificate representing the vested shares. The shares will be issuable to the grantee free of charge, other than payment of the par value of such shares.

FEDERAL INCOME TAX CONSEQUENCES OF THE 2003 PLAN

                  The grant of an option will not be a taxable event for the optionee or the Company.

                  An optionee will not recognize taxable income upon exercise of an ISO, and any gain realized upon a disposition of shares of stock received pursuant to the exercise of an ISO will be taxed as long-term capital gain if the optionee holds the shares for at least two years after the date of grant and for one year after the date of exercise. However, the excess of the fair market value of stock subject to an ISO on the exercise date over the option exercise price will be included in the optionee's alternative minimum taxable income in the year of exercise (except that, if the optionee is subject to certain securities law restrictions, determination of the amount included in alternative minimum taxable income will be deferred, unless the optionee elects within 30 days following exercise to have income determined without regard to such restrictions) for purposes of the alternative minimum tax. An optionee may be entitled to a credit against regular tax liability in future years for minimum taxes paid with respect to the exercise of ISOs. The Company will not be entitled to any business expense deduction with respect to the exercise of an ISO, except as discussed below.

                  For the exercise of an option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a subsidiary from the date the option is granted through a date within three months before the date of exercise of the option. In the case of an optionee who is disabled, the three-month period for exercise following termination of employment is extended to one year. In the case of an employee who dies, both the time for exercising ISOs after termination of employment and the holding period for stock received pursuant to the exercise of the option are waived.

                  If all of the foregoing requirements are met except the special holding period rules mentioned above, the optionee will recognize ordinary income upon the disposition of the stock in an amount generally equal to the excess of the fair market value of the stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The Company will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.

                  If an optionee exercises an ISO by tendering shares of Common Stock with a fair market value equal to part or all of the option exercise price, the exchange of shares will be treated as a nontaxable exchange (except that this treatment would not apply if the optionee had acquired the shares being transferred pursuant to the exercise of an ISO and had not satisfied the special holding period requirements summarized above). If the exercise is treated as a tax free exchange, the optionee would have no taxable income from the exchange and exercise (other than minimum taxable income as discussed above) and the tax basis of the shares exchanged would be treated as the substituted basis for the shares received. If the optionee used shares received pursuant to the exercise of an ISO (or another statutory option) as to which the optionee had not satisfied the applicable holding period requirement, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares.

                  Upon exercising a nonstatutory option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise (except that, if the optionee is subject to certain restrictions imposed by the securities laws, the measurement date will be deferred, unless the optionee makes a special tax election within 30 days after exercise to have income determined without regard to the restrictions). If the Company complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount and at the same time as the optionee recognizes ordinary income. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a nonstatutory option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

                  If the optionee surrenders shares of Common Stock in payment of part or all of the exercise price for nonstatutory options, no gain or loss will be recognized with respect to the shares surrendered (regardless of whether the shares were acquired pursuant to the exercise of an ISO) and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received and the new shares will be treated as having been held for the same holding period as had expired with respect to the transferred shares. The difference between the aggregate option exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income. The optionee's basis in the additional shares will be equal to the amount included in the optionee's income.

                  An award of restricted stock units will create no immediate tax consequences for the employee or the Company, and an award of restricted stock will create no immediate tax consequences for the employee or the Company unless the employee makes an election pursuant to Section 83(b) of the Code. The employee will, however, realize ordinary income when restricted stock or restricted stock units become vested, in an amount equal to the fair market value of the underlying shares of Common Stock on the date of vesting less any consideration paid by the employee for such stock. If the employee makes an election pursuant to Section 83(b) of the Code with respect to a grant of restricted stock, the employee will recognize income at the time the restricted stock is awarded (based upon the value of such stock at the time of award), rather than when the restricted stock becomes vested. The Company will be allowed a business expense deduction for the amount of any taxable income recognized by the employee at the time such income is recognized (assuming the Company complies with applicable reporting requirements).

                  The foregoing provides only a general description of the federal income tax consequences of transactions contemplated by the 2003 Plan. Participants should consult a tax advisor as to their individual circumstances.

NEW PLAN BENEFITS

                  The following table sets forth the aggregate benefits or amounts that would have been received by or allocated to the Outside Directors for the last completed fiscal year if the 2003 Plan had been in effect.


                                    2003 Plan

-------------------------------------- ------------------ --------------------

        Name and Position (1)             Dollar Value       Number of Units
-------------------------------------- ------------------ --------------------

    Non-Executive Director Group             $0 (2)             12,000(3)
-------------------------------------- ------------------ --------------------

(1) Benefits or amounts for persons other than those in the Outside Director Group are not determinable, either as of the date hereof or for the last completed fiscal year had the 2003 Plan then been in effect.

(2) The exercise price of options granted to Outside Directors will be the fair market value of the underlying shares on the date of grant.

(3) Based on the number of eligible Outside Executive Directors as of April 8, 2003. Would be 6,000 under the prior plan.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER PRIOR PLANS

                  The following table sets forth information on equity compensation to prior plans of the Company (excluding the 2003 Plan) as of December 31, 2002:


---------------------------- ------------------------ ----------------------- -------------------------
Plan category                Number of securities to     Weighted-average       Number of securities
                             be issued upon exercise     exercise price of    remaining available for
                             of outstanding options,   outstanding options,    future issuance under
                               warrants and rights      warrants and rights     equity compensation
---------------------------- ------------------------ ----------------------- -------------------------
Equity compensation plans           1,057,090                 $27.35                  217,725
   approved by security
       holders (1)
---------------------------- ------------------------ ----------------------- -------------------------
Equity compensation plans
 not approved by security
         holders
---------------------------- ------------------------ ----------------------- -------------------------

         Total                      1,057,090                 $27.35                  217,725
---------------------------- ------------------------ ----------------------- -------------------------

(1)   Consists of the Company's 1997 Stock Option and Incentive Plan.


REQUIRED VOTE

                  Approval of the 2003 Plan requires approval by a majority of the votes cast on the proposal, provided that the total votes cast represent a majority of the voting power represented by all shares entitled to vote on the matter. For these purposes, an abstention or broker non-vote will not be treated as a vote cast.

                                 PROPOSAL NO. 3

                            RATIFICATION OF AUDITORS

                  The Audit Committee of the Board of Directors, under authority granted by the Board of Directors, has appointed Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

                  The Company's bylaws do not require that shareholders ratify the appointment of Ernst & Young LLP as the Company's independent auditors. The Company is asking its shareholders to ratify this appointment because it believes such a proposal is a matter of good corporate practice. If the shareholders do not ratify the appointment of Ernst & Young LLP the Audit Committee will reconsider whether or not to retain Ernst & Young LLP as the Company's independent auditors, but may determine to do so. Even if the appointment of Ernst & Young LLP is ratified by the shareholders, the Audit Committee may change the appointment at any time during the year if it determines that a change would be in the best interest of the Company and its shareholders.

                  It is anticipated that representatives of Ernst & Young LLP, which has acted as the independent auditors for the Company since the Company's organization in 1990, will be in attendance at the 2003 annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to any appropriate inquiries of the shareholders or their representatives.

Fees Billed to the Company by Ernst & Young LLP for 2001 and 2002:

                  Audit Fees:

                  Audit fees includes fees generated by all services performed by Ernst & Young LLP to comply with generally accepted auditing standards or for services related to the audit and review of the Company's financial statements. Audit fees billed (or expected to be billed) to the Company by Ernst & Young LLP for audit of the Company's annual financial statements, review of the quarterly financial statements included in the Company's quarterly reports on Form 10-Q, audit of financial statements included in the Company's periodic reports on Form 8-K and services in connection with the Company's registration statements and securities offerings totaled $124,500 for 2001 and $142,300 for 2002.

                  Audit Related Fees:

                  Audit related fees billed (or expected to be billed) to the Company by Ernst & Young LLP for the audit of an affiliated joint venture totaled $13,800 in 2002. There were no audit related fees in 2001.

                  Tax Fees:

                  Tax fees billed (or expected to be billed) to the Company by Ernst & Young LLP for tax services totaled $185,000 in 2001 and $133,600 in 2002.

                  Other Fees:

                  During 2001 and 2002, Ernst & Young LLP did not bill the Company for any services other than audit services, audit related services and tax services.

                  The Audit Committee of the Company approves all services performed by Ernst & Young LLP. At this time the Audit Committee has not delegated approval authority to any member or members of the Audit Committee.


Required Vote

                  Ratification of the appointment of Ernst & Young LLP requires approval by a majority of the votes cast on the proposal, provided that the total votes cast represent a majority of the voting power represented by all shares entitled to vote on the matter. For these purposes, an abstention or broker non-vote will not be treated as a vote cast.

                  The Board of Directors recommends that you vote FOR this proposal.


                                  ANNUAL REPORT

                  The Company has filed, for its fiscal year ended December 31, 2002, an Annual Report on Form 10-K with the Securities and Exchange Commission, together with applicable financial statements and schedules thereto. The Company will furnish, without charge, upon written request of any shareholder as of March 14, 2003, who represents in such request that he or she was the record or beneficial owner of the Company's shares on that date, a copy of the Annual Report together with the financial statements and any schedules thereto. Upon written request and payment of a copying charge of 15 cents per page, the Company will also furnish to any shareholder a copy of the exhibits to the Annual Report. Requests should be addressed to: Jack E. Corrigan, Secretary, PS Business Parks, Inc., 701 Western Avenue, Glendale, California 91201-2349.

                            EXPENSES OF SOLICITATION

                  The Company will pay the cost of soliciting Proxies. In addition to solicitation by mail, certain directors, officers and regular employees of the Company and its affiliates may solicit the return of Proxies by telephone, telegram, personal interview or otherwise. The Company may also reimburse brokerage firms and other persons representing the beneficial owners of the Company's stock for their reasonable expenses in forwarding proxy solicitation materials to such beneficial owners. Shareholder Communications Corporation, New York, New York may be retained to assist the Company in the solicitation of Proxies, for which Shareholder Communications Corporation would receive normal and customary fees and expenses from the Company estimated at $8,000.


               DEADLINES FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR
                      CONSIDERATION AT 2004 ANNUAL MEETING

                  Any proposal that a shareholder wishes to submit for inclusion in the Company's Proxy Statement for the 2004 Annual Meeting of Shareholders ("2004 Proxy Statement") pursuant to Securities and Exchange Commission Rule 14a-8 must be received by the Company no later than December 15, 2003. In addition, notice of any proposal that a shareholder wishes to propose for consideration at the 2004 Annual Meeting of Shareholders, but does not seek to include in the Company's 2004 Proxy Statement pursuant to Rule 14a-8, must be delivered to the Company no later than February 26, 2004 if the proposing shareholder wishes for the Company to describe the nature of the proposal in its 2004 Proxy Statement as a condition to exercising its discretionary authority to vote proxies on the proposal. Any shareholder proposals or notices submitted to the Company in connection with the 2004 Annual Meeting of Shareholders should be addressed to: Jack E. Corrigan, Secretary, PS Business Parks, Inc., 701 Western Avenue, Glendale, California 91201-2349.


                                  OTHER MATTERS

                  The management of the Company does not intend to bring any other matter before the meeting and knows of no other matters that are likely to come before the meeting. If any other matters properly come before the meeting, the persons named in the accompanying Proxy and the Trustee will vote the shares represented by the Proxy in accordance with their best judgment on such matters.

                  You are urged to vote the accompanying Proxy and sign, date and return it in the enclosed stamped envelope at your earliest convenience, whether or not you currently plan to attend the meeting in person.


                                          By Order of the Board of Directors


                                          JACK E. CORRIGAN, Secretary


Glendale, California
April 8, 2003

                                                                       Exhibit A

                             PS BUSINESS PARKS, INC.


              CHARTER OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
             Adopted by the Board of Directors on November 11, 2002



1. The Audit Committee of the Board of Directors (the "Board") shall have at least three members and shall be composed entirely of independent members of the Board as required by Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations of the Securities and Exchange Commission (the "Commission") and the requirements of the American Stock Exchange ("Amex"). Each member of the Audit Committee shall be financially literate, the chair shall be financially sophisticated, and at least one member shall be a "financial expert" as defined in, and when required by, the rules and regulations of the Commission and any similar requirements of Amex.

2. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements.

3. To carry out its purpose, the Audit Committee shall have the following duties and powers:

         * to appoint and determine the compensation of the outside auditor, oversee the work of any accounting firm employed by the Company (including resolution of any disagreements between management and the outside auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, evaluate the performance of the outside auditor and, if so determined by the Audit Committee, replace the outside auditor; it being acknowledged that the outside auditor is ultimately accountable to the Board and the Audit Committee, as representatives of the shareholders;

         * to ensure that, as soon as practicable after the adoption of registration guidelines or rules by the Public Company Accounting Oversight Board and at all times thereafter, the Company's outside auditor is a "registered public accounting firm" as defined in
              Section 2(a)(12) of the Sarbanes-Oxley Act of 2002;

         * to receive and evaluate the written disclosures and the letters that the outside auditor is required to deliver to the Audit Committee regarding its independence, discuss with the outside auditor its independence and, if so determined by the Audit Committee as part of its evaluation, discuss with the Board and take appropriate action concerning independence of the outside auditor;

         * to meet with management and the outside auditor to discuss the annual financial statements and the report of the outside auditor thereon (including the matters described in SAS 61 with the outside auditor), and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal financial controls; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the Commission; and the appropriateness of the presentation of any pro forma financial information included in any report filed with the Commission or in any public disclosure or release;

         * to meet and discuss with management and the outside auditor the Company's Form 10-Q (including the matters described in SAS 61 with the outside auditor) prior to filing and preferably prior to the public announcement of quarterly financial results;

         * to instruct the outside auditor to report to the Audit Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the outside auditor, and other material written communications between the outside auditor and management, such as any management letter or schedule of unadjusted differences;

         * following such review and discussions, if so determined by the Audit Committee, to recommend to the Board that the annual financial statements be included in the Company's annual report;

         * to meet at least once each year in separate executive sessions with management and the outside auditor to discuss matters that any of them or the Audit Committee believes could significantly affect the financial statements and should be discussed privately;

         * to conduct or authorize such inquiries into matters within the Audit Committee's scope of its duties as the Audit Committee deems appropriate;

         * to establish a procedure for receipt, retention and treatment of any complaints received by the Company regarding its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

         * to review any disclosures made to the Audit Committee by the Company's CEO and CFO as required in their certifications included in Form 10-Q and Form 10-K about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud that involves management or other employees who have a significant role in its internal controls;

         * to approve, in advance of their performance, all audit services (which may entail providing comfort letters in connection with securities underwritings) and non-audit services (including tax services) to be provided to the Company by its outside auditor, provided that the Audit Committee shall not approve any of the following non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption: (a) bookkeeping or other services related to the accounting records or financial statements of the Company; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible;

         *    to review and approve all related-party transactions;

         * to perform such other functions as assigned by law, the Company's bylaws or the Board; and

         * to provide minutes of its meetings and reports of its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

4. The Audit Committee shall have a chair, who shall be elected by the Board or by the Committee, shall meet on a regular basis at least quarterly, and shall hold special meetings as circumstances require. The Audit Committee shall act by majority vote of its members.

5. The Audit Committee shall meet regularly with the financial officers of the Company, with the outside auditor, with the internal auditor, if any, and with such other officers as it deems appropriate.

6. The Audit Committee shall have the resources and authority appropriate to carry out its duties, including the authority to engage independent counsel and other advisors and to cause the officers of the Company to provide such funding as it determines is appropriate for payment of compensation to the outside auditor, independent counsel and any other advisors employed by the Audit Committee.

7. The Audit Committee may delegate to a designated member or members the authority to approve, as required by Section 10A(i) of the Exchange Act, any audit and non-audit services to be provided to the Company by its outside auditor, so long as any such approvals are disclosed to the Audit Committee at its next scheduled meeting;

8. The Audit Committee shall prepare a report for inclusion in the Company's annual proxy statement in accordance with applicable requirements of the Commission.

9. The Audit Committee shall, at least annually, evaluate its performance, review and reassess this Charter, and recommend any changes to the Board.

                                                                       Exhibit B

                             PS BUSINESS PARKS, INC.

                      2003 STOCK OPTION AND INCENTIVE PLAN

         PS Business Parks, Inc., a California corporation (the "Company"), sets forth herein the terms of its 2003 Stock Option and Incentive Plan (the "Plan") as follows:

         1.       PURPOSE

         The Plan is intended to enhance the Company's ability to attract and retain highly qualified officers, key employees, outside directors, and other persons to advance the interests of the Company by providing such persons with stronger incentives to continue to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company. The Plan is intended to accomplish this objective by providing to eligible persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock and restricted stock units in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to outside directors shall in all cases be non-qualified stock options.

         2.       DEFINITIONS

         For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

         2.1 "Affiliate" of, or person "affiliated" with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the 1933 Act (as defined herein).

         2.2 "Award Agreement" means the stock option agreement, restricted stock agreement, restricted stock unit agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

         2.3 "Benefit Arrangement" shall have the meaning set forth in Section 14 hereof.

         2.4 "Board" means the Board of Directors of the Company.

         2.5 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

         2.6 "Committee" means one or more committees of the Board, as designated from time to time by resolution of the Board, each of which shall have all powers, privileges and obligations vested by the Plan in the Committee to the extent specified in such resolution. At least one committee of the Board that is designated by the Board as a Committee shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any affiliate, and each of whom shall qualify in all respects as a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act or any successor rule or regulation and as an "outside director" within the meaning of Section 162(m) of the Code. Until such time as the Board shall determine otherwise, the Compensation Committee of the Board shall be such Committee.

          2.7     "Company" means PS Business Parks, Inc.

         2.8 "Effective Date" means February 27, 2003, the date on which the Plan was adopted by the Board.

         2.9 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

         2.10 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the Nasdaq National Market, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the closing price on the principal such exchange or market if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Committee in good faith.

         2.11 "Grant" means an award of an Option, Restricted Stock or Restricted Stock Units under the Plan.

         2.12 "Grant Date" means (a) for Grants other than Grants to Outside Directors, the later of (i) the date as of which the Committee approves the Grant or (ii) the date as of which the Grantee and the Company or Service Provider enter into the relationship resulting in the Grantee's becoming eligible to receive a Grant, and (b) for Grants to Outside Directors, the date on which such Grant is made in accordance with Section 7 hereof.

         2.13 "Grantee" means a person who receives or holds an Option, Restricted Stock or Restricted Stock Units under the Plan.

         2.14 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

         2.15 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

         2.16 "Option Period" means the period during which Options may be exercised as set forth in Section 11 hereof.

         2.17 "Option Price" means the purchase price for each share of Stock subject to an Option.

         2.18 "Other Agreement" shall have the meaning set forth in Section 14 hereof.

         2.19 "Outside Director" means a member of the Board who is not an officer or employee of the Company.

         2.20 "Partnership" means PS Business Parks, L.P., a California limited partnership.

         2.21 "Plan" means the PS Business Parks, Inc. 2003 Stock Option and Incentive Plan.

         2.22 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

         2.23 "Restricted Period" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to
Section 13.2 hereof.

         2.24 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 13 hereof, that are subject to restrictions and to a risk of forfeiture.

         2.25 "Restricted Stock Unit" means a unit awarded to a Grantee pursuant to Section 13 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

         2.26 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

         2.27 "Service Provider" means a consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or affiliate of the Company, or any corporation or other entity in which the Company owns at least a ninety percent (90%) economic interest, and employees of any of the foregoing, as such persons may be designated from time to time by the Committee pursuant to Section 6 hereof.

         2.28 "Stock" means the common stock, par value $0.10 per share, of the Company.

         2.29 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code and any "parent corporation" of the Committee within the meaning of Section 442(e) of the Code.

         2.30 "Termination Date" shall be the date upon which an Option shall terminate or expire, as set forth in Section 11.2 hereof.

         3.       ADMINISTRATION OF THE PLAN

         3.1 General. Subject to Section 3.2 hereof, the Plan shall be administered by the Committee. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Company's articles of incorporation and by-laws and applicable law.

         3.2 Plenary Authority of the Committee. Subject to Section 3.4 hereof, the Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's articles of incorporation and by-laws and applicable law. The Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, subject to any limitations imposed by the resolutions of the Board designating and empowering such Committee, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan. In the event, however, that more than one committee of the Board is authorized to act as the Committee, (i) each such committee shall have the power and authority to take actions and make determinations required or provided for under an outstanding Grant or Award Agreement only if such Grant or Award Agreement was initially authorized by such committee, and
(ii) only a committee comprised solely of "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code shall have the authority to approve a Grant to any officer who is then a Reporting Person. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Committee present at a meeting or by unanimous consent of the Committee executed in writing in accordance with the Company's articles of incorporation and by-laws and applicable law. The interpretation and construction by the Committee of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive.

         3.3 Discretionary Grants. Subject to Section 3.4 hereof and to the other terms and conditions of the Plan, the Committee shall have full and final authority to designate Grantees, (i) to determine the type or types of Grant to be made to a Grantee, (ii) to determine the number of shares of Stock to be subject to a Grant, (iii) to establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options), (iv) to prescribe the form of each Award Agreement evidencing a Grant, and (v) to amend, modify, or supplement the terms of any outstanding Grant; provided, however, that the Committee shall not have the authority to reduce the exercise price of any outstanding Option other than pursuant to Section 17 hereof. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Grant, the Committee shall have the right, at its discretion, to require Grantees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such new Grant shall be upon such terms and conditions as are specified by the Committee at the time the new Grant is made.

         3.4 Grants to Outside Directors. With respect to Grants of Options to Outside Directors pursuant to Section 7 hereof, the Committee's responsibilities under the Plan shall be limited to taking all legal actions necessary to document the Options so granted, to interpret the Award Agreements evidencing such Options, to maintain appropriate records and reports regarding such

Options, and to take all acts authorized by this Plan or otherwise reasonably necessary to effect the purposes hereof.

         3.5 No Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

         3.6 Applicability of Rule 16b-3. Those provisions of the Plan that make express reference to Rule 16b-3 under the Exchange Act shall apply only to Reporting Persons.

         4.       STOCK SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 16 hereof, the number of shares of Stock available for issuance under the Plan shall be 1,500,000. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

         5.       EFFECTIVE DATE AND TERM OF THE PLAN

         5.1 Effective Date. The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date, by a majority of the votes cast on the proposal at a meeting of shareholders, provided that the total votes cast represent a majority of all shares entitled to vote. Upon approval of the Plan by the shareholders of the Company as set forth above, all Grants made under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders fail to approve the Plan within one year after the Effective Date, any Grants made hereunder shall be null and void and of no effect.

         5.2 Term. The Plan has no termination date; however, no Incentive Stock Option may be granted on or after the tenth anniversary of the Effective Date.

         6.       DISCRETIONARY GRANTS

         6.1 Company or Subsidiary Employees. Grants (including Grants of Incentive Stock Options) may be made under the Plan to any employee of the Company or of any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary, as the Committee shall determine and designate from time to time.

         6.2 Service Providers. Grants may be made under the Plan to any Service Provider whose participation in the Plan is determined by the Committee to be in the best interests of the Company and is so designated by the Committee; provided, however, that Grants to Service Providers who are not employees of the Company or of any Subsidiary shall not be Incentive Stock Options.

         6.3 Successive Grants. An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

         7.       GRANTS TO OUTSIDE DIRECTORS

         7.1 Initial Grants of Options. Each Outside Director who is initially elected to the Board on or after the Effective Date shall, upon the date of his or her initial election by the Board or the shareholders of the Company, automatically be awarded a Grant of an Option, which shall not be an Incentive Stock Option, to purchase 10,000 shares of Stock (which amount shall be subject to adjustment as provided in Section 17 hereof).

         7.2 Subsequent Grants of Options. Immediately following each Annual Meeting of Shareholders of the Company held after the Effective Date, each Outside Director then duly elected and serving (other than an Outside Director initially elected to the Board at such Annual Meeting of Shareholders) shall automatically be awarded a Grant of an Option, which shall not be an Incentive

Stock Option, to purchase 2,000 shares of Stock (which amount shall be subject to adjustment as provided in Section 16 hereof).

         7.3 Vesting. Options granted to Outside Directors pursuant to Sections
7.1 and 7.2 shall vest in five equal annual installments in accordance with the schedule set forth in the first sentence of Section 11.1 hereof.

         8.       LIMITATIONS ON GRANTS

         8.1 Limitation on Shares of Stock Subject to Grants. The maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for a Grant under Section 6 hereof is 800,000 during the first ten years after the Effective Date and 250,000 per year thereafter. The maximum number of shares of Restricted Stock that can be awarded under the Plan (including for this purpose any shares of Stock represented by Restricted Stock Units) to any person eligible for a Grant under Section 6 hereof is 250,000 per year.

         8.2 Limitations on Incentive Stock Options. An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

         9.       AWARD AGREEMENT

         At the option of the Company, each Grant pursuant to the Plan shall be evidenced by an Award Agreement, to be executed by the Company and by the Grantee, in such form or forms as the Committee shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options.

         10.      OPTION PRICE

         The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. The Option Price shall be the aggregate Fair Market Value on the Grant Date of the shares of Stock subject to the Option; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company's outstanding Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value of a share of Stock or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

         11.      VESTING, TERM AND EXERCISE OF OPTIONS

         11.1 Vesting and Option Period. Unless otherwise provided in an Award Agreement evidencing the Grant of an Option, each Option granted under the Plan shall become exercisable in accordance with the following schedule: (i) prior to the first anniversary of the Grant Date, the Option shall not be exercisable;
(ii) on the first anniversary of the Grant Date, the Option shall become exercisable with respect to one-fifth of the shares of Stock subject to such Option; (iii) on the second anniversary of the Grant Date, the Option shall become exercisable with respect to an additional one-fifth of the shares of Stock subject to such Option (iv) on the third anniversary of the Grant Date, the Option shall become exercisable as to additional one-fifth of the shares of Stock subject to such Option; (v) on the fourth anniversary of the Grant Date, the Option shall become exercisable as to additional one-fifth of the shares of Stock subject to such Option; and (vi) on the fifth anniversary of the Grant Date, the Option shall become exercisable with respect to the remaining shares of Stock subject to such Option and shall remain exercisable in full up to (but not including) the Termination Date (as defined in Section 11.2 hereof). For purposes of this Section 11.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable in accordance with the foregoing schedule shall constitute the "Option Period" with respect to such Option.

         11.2 Term. Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

         11.3 Acceleration. Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in Section 5.1 hereof.

         11.4 Termination of Employment or Other Relationship. Upon the termination (i) of the employment of a Grantee with the Company or a Service Provider, (ii) of a Service Provider's relationship with the Company, or (iii) of an Outside Director's service to the Company, other than, in the case of individuals, by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section
11.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section 11.1 hereof but has not been exercised shall terminate at the close of business on the thirtieth day following the Grantee's termination of service, employment, or other relationship, unless the Committee, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or any other Service Provider, or is engaged as a Service Provider or an Outside Director of the Company. Whether a termination of a Service Provider's or an Outside Director's relationship with the Company shall have occurred shall be determined by the Committee, which determination shall be final and conclusive.

         11.5 Rights in the Event of Death. If a Grantee dies while employed by the Company or a Service Provider, or while serving as a Service Provider or an Outside Director, all Options granted to such Grantee shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee's estate shall have the right, at any time within one year after the date of such Grantee's death (or such longer period as the Committee, in its discretion, may determine prior to the expiration of such one-year period) and prior to termination of the Option pursuant to Section 11.2 above, to exercise any Option held by such Grantee at the date of such Grantee's death.

         11.6 Rights in the Event of Disability. If a Grantee terminates employment with the Company or a Service Provider, or (if the Grantee is a Service Provider who is an individual or is an Outside Director) ceases to provide services to the Company, in either case by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Options shall continue to vest, and shall be exercisable to the extent that they are vested, for a period of one year after such termination of employment or service (or such longer period as the Committee, in its discretion, may determine prior to the expiration of such one-year period), subject to earlier termination of the Option as provided in Section 11.2 above. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

         11.7 Limitations on Exercise of Option. Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

         11.8 Method of Exercise. An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Committee. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and
(ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents;
(ii) through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise, and which shares, if acquired by the Grantee from the Company, shall have been held by the Grantee for at least six months; or (iii) by a combination of the methods described in (i) and (ii). The Committee may provide, by inclusion of appropriate language in an Award Agreement, that payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

         11.9 Delivery of Stock Certificates. Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

         12.      TRANSFERABILITY OF OPTIONS

         Each Option granted pursuant to this Plan shall, during a Grantee's lifetime, be exercisable only by the Grantee or his or her permitted transferees, and neither the Option nor any right thereunder shall be transferable by the Grantee, by operation of law or otherwise, other than as may be provided in the Award Agreement evidencing such Option or as may be provided by will or the laws of descent and distribution. Except as may be provided in the Award Agreement evidencing an Option, no Option shall be pledged or hypothecated (by operation of law or otherwise) or subject to execution, attachment or similar processes.

         13.      RESTRICTED STOCK

         13.1 Grant of Restricted Stock or Restricted Stock Units. The Committee may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive such Grants as set forth in Section 6 hereof, subject to such restrictions, conditions and other terms as the Committee may determine.

         13.2 Restrictions. At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Such performance objectives shall be established in writing by the Committee prior to the ninetieth day of the year in which the Grant is made and while the outcome is substantially uncertain. Performance objectives shall be based on Stock price, market share, sales, earnings per share, return on equity or costs. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. The Committee also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock or Restricted Stock Units. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Stock or Restricted Stock Units.

         13.3 Restricted Stock Certificates. The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse.

         13.4 Rights of Holders of Restricted Stock. Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

         13.5 Rights of Holders of Restricted Stock Units. Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Committee may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held as of the record date for such dividend equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

         13.6 Termination of Employment or Other Relationship. Upon the termination of the employment of a Grantee with the Company, the Partnership or a Service Provider, or of a Service Provider's relationship with the Company, in either case other than, in the case of individuals, by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Restricted Stock or Restricted Stock Units held by such Grantee that has not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Committee, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or any other Service Provider, or is engaged as a Service Provider. Whether a termination of a Service Provider's relationship with the Company shall have occurred shall be determined by the Committee, which determination shall be final and conclusive.

         13.7 Rights in the Event of Death. If a Grantee dies while employed by the Company, the Partnership or a Service Provider or while serving as a Service Provider, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estate.

         13.8 Rights in the Event of Disability. If a Grantee terminates employment with the Company, the Partnership or a Service Provider, or (if the Grantee is a Service Provider who is an individual) ceases to provide services to the Company, in either case by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service (or such longer period as the Committee, in its discretion, may determine prior to the expiration of such one-year period), subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

         13.9 Delivery of Stock and Payment Therefor. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, upon payment by the Grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

         14.      PARACHUTE LIMITATIONS

         Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested
(i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause
(ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

         15.      REQUIREMENTS OF LAW

         15.1 General. The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Restricted Stock or Stock underlying Restricted Stock Units, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

         15.2 Rule 16b-3. It is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

         16.      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made; provided, however, that the Board shall not, without approval of the Company's shareholders, amend the Plan such that it does not comply with the Code. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in "competition with the Company," as defined in the applicable Award Agreement. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an affiliate and is terminated "for cause" as defined in the applicable Award Agreement. Except as permitted under this Section 16 or
Section 17 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

         17.      EFFECT OF CHANGES IN CAPITALIZATION

         17.1 Changes in Stock. If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Grants of Options, Restricted Stock and Restricted Stock Units may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. In the event of a spin-off by the Company of the shares of a subsidiary, a stock dividend for which the Company will claim a dividends paid deduction under
Section 561 of the Code (or any successor provision), or a pro rata distribution to all shareholders of other assets of the Company, the Committee may, but shall not be required to, make appropriate adjustments to (i) the number and kind of shares or other assets for which outstanding Options are exercisable and (ii) the per-share exercise price of outstanding Options.

         17.2 Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs. Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

         17.3 Reorganization, Sale of Assets or Sale of Stock Which Involves a Change of Control. Subject to the exceptions set forth in the last sentence of this Section 17.3, (i) upon the occurrence of a "Change of Control" (as defined below), all outstanding shares of Restricted Stock and Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock and Restricted Stock Units shall be deemed to have lapsed immediately prior to the occurrence of such Change of Control, and
(ii) fifteen days prior to the scheduled consummation of a Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the Change of Control and shall be effective only immediately before the consummation of the Change of Control. Upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Committee shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders. For purposes of this
Section 17.3, a "Change of Control" shall be deemed to occur upon (i) the dissolution or liquidation of the Company or upon a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving corporation) which results in any person or entity (other than B. Wayne Hughes and members of his family and their affiliates) owning 50% or more of the combined voting power of all classes of stock of the Company. This
Section 17.3 shall not apply to any Change of Control to the extent that (A) provision is made in writing in connection with such Change of Control for the continuation of the Plan or the assumption of the Options, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, Restricted Stock and Restricted Stock Units of new options, restricted stock and restricted stock units covering the stock of a successor corporation, or a parent, subsidiary or affiliate thereof, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and Options, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided or (B) a majority of the full Board determines that such Change of Control shall not trigger application of the provisions of this Section 17.3.

         17.4 Adjustments. Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

         17.5 No Limitations on Company. The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

         18.      DISCLAIMER OF RIGHTS

         No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Service Provider either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or a Service Provider. No provision in the Plan or in any Grant awarded or Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the service of the Company as a director (including as an Outside Director), or shall interfere with or restrict in any way the rights of the Company's shareholders to remove any director pursuant to the provisions of the California General Corporation Law, as from time to time amended. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Optionee (including a transfer to or from the Company or a Service Provider), so long as such Grantee continues to be a director, officer, consultant, employee, or independent contractor (as the case may be) of the Company or a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

         19.      NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

         20.      WITHHOLDING TAXES

         The Company, a Subsidiary or a Service Provider, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Restricted Stock Units or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company, the Subsidiary or the Service Provider, as the case may be, any amount that the Company, the Subsidiary or the Service Provider may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company, the Subsidiary or the Service Provider, which may be withheld by the Company, the Subsidiary or the Service Provider, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company, the Subsidiary or the Service Provider to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company, the Subsidiary or the Service Provider shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company, the Subsidiary or the Service Provider as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 20 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

         21.      CAPTIONS

         The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
         22.      OTHER PROVISIONS

         Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

         23.      NUMBER AND GENDER

         With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

         24.      SEVERABILITY

         If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

         25.      GOVERNING LAW

         The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of California.

         The Plan was duly adopted and approved by the Board of Directors of the Company as of the 27th day of February, 2003.
                                /S/ JACK E. CORRIGAN
                                --------------------
                                Jack E. Corrigan
                                Secretary of the Company

         The Plan was duly approved by the shareholders of the Company on the day of May, 2003.
---

                                ---------------------
                                Jack E. Corrigan
                                Secretary of the Company

                             PS BUSINESS PARKS, INC.

                               701 Western Avenue
                         Glendale, California 91201-2349

           This Proxy is Solicited on Behalf of the Board of Directors

                  The undersigned, a record holder of Common Stock of PS Business Parks, Inc. and/or a participant in the PS 401(k)/Profit Sharing Plan (the "401(k) Plan"), hereby (i) appoints Ronald L. Havner, Jr. and Harvey Lenkin, or either of them, with power of substitution, as Proxies, to appear and vote, as designated on the reverse side, all the shares of Common Stock held of record by the undersigned on March 14, 2003, at the Annual Meeting of Shareholders to be held on May 6, 2003 (the "Annual Meeting"), and any adjournments thereof, and/or (ii) authorizes and directs the trustee of the 401(k) Plan (the "Trustee") to vote or execute proxies to vote, as instructed on the reverse side, all the shares of Common Stock credited to the undersigned's account under the 401(k) Plan on March 14, 2003, at the Annual Meeting and any adjournments thereof. In their discretion, the Proxies and/or the Trustee are authorized to vote upon such other business as may properly come before the meeting.

                  THE PROXIES AND/OR THE TRUSTEE WILL VOTE ALL SHARES OF COMMON STOCK TO WHICH THIS PROXY RELATES, IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO COMMON STOCK HELD OF RECORD BY THE UNDERSIGNED, THE PROXIES WILL VOTE SUCH COMMON STOCK FOR THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE. IF NO DIRECTION IS GIVEN WITH RESPECT TO COMMON STOCK CREDITED TO THE UNDERSIGNED'S ACCOUNT UNDER THE 401(k) PLAN, THE TRUSTEE WILL VOTE SUCH COMMON STOCK FOR THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO CUMULATIVE VOTES FOR ANY AND ALL OF THE NOMINEES FOR ELECTION FOR WHICH AUTHORITY TO VOTE HAS NOT BEEN WITHHELD.

                  (continued and to be signed on reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOW HERE. |X|

1.      Election of Directors
             FOR                  WITHHELD           NOMINEES:
             ALL                  AUTHORITY FOR       | |  Ronald L. Havner, Jr.
        | |  NOMINEES        | |  ALL NOMINEES        | |  Harvey Lenkin
                                                      | |  Vern O. Curtis
        | |  FOR ALL EXCEPT (see instructions below)  | |  Arthur M. Friedman
                                                      | |  James H. Kropp
                                                      | |  Alan K. Pribble
                                                      | |  Jack D. Steele

        INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ?

2. Approval of the adoption of the 2003 Stock Option and Incentive Plan of PS Business Parks, Inc.

        | |   FOR     | |   AGAINST     | |  ABSTAIN

3. Ratification of appointment of Ernst & Young, independent auditors, to audit the accounts of PS Business Parks, Inc. for the fiscal year ending December 31, 2003.

        | |   FOR     | |   AGAINST     | |  ABSTAIN

4. Other matters: In their discretion, the Proxies and/or the Trustee are authorized to vote upon such other business as may properly come before the meeting.


-----------------------------------------------


To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. | |


The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 8, 2003.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 59 MAIDEN LANE, NEW YORK, NEW YORK 10038.



Signature of Shareholder                        Date
                        ----------------------      ------------

Signature of Shareholder                        Date
                        ----------------------      ------------


Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.